Exhibit 21

Tenet Subsidiaries List

(Updated 12/31/08)

Unless otherwise indicated, the corporate office’s mailing address for each entity is 13737 Noel Road, Dallas, TX. All of the subsidiaries are 100% owned by Tenet Healthcare Corporation unless otherwise indicated.

Assured Investors Life Company

Conifer Health Solutions, Inc.

(a)	Conifer Ethics and Compliance, Inc.

(b)	Conifer Patient Communications, Inc.

(a)	Conifer Revenue Cycle Solutions, Inc.

(b)	Syndicated Office Systems

NME Headquarters, Inc.

NME Properties Corp.

(a)	NME Properties, Inc.

(b)	Lake Health Care Facilities, Inc.

(b)	NME Properties West, Inc.

(a)	NME Property Holding Co., Inc.

(a)	Tenet HealthSystem SNF-LA, Inc.

NME Psychiatric Hospitals, Inc.

(a)	The Huron Corporation

NME Psychiatric Properties, Inc.

(a)	Regent Hospital, Inc.

NME Rehabilitation Hospitals, Inc.

NME Rehabilitation Properties, Inc.

(a)	Pinecrest Rehabilitation Hospital, Inc.

(a)	R.H.S.C. El Paso, Inc.

(a)	R.H.S.C. Modesto, Inc.

NorthShore Hospital Management Corporation

TH AR, Inc.

TenetCare, Inc.

(a)	TenetCare California, Inc.

(b)	TenetCare La Quinta, Inc.

(b)	TenetCare La Quinta ASC, L.P. (50% TenetCare California, Inc. and 50% TenetCare La Quinta, Inc.)

(b)	TenetCare Red Bluff, Inc.

(b)	Red Bluff ASC, L.P. (50% TenetCare California, Inc. and 50% TenetCare Red Bluff, Inc.)

(a)	TenetCare Frisco, Inc.

(b)	Centennial ASC, L.P. (1% GP TenetCare Frisco, Inc. and 99% LP Tenet Hospitals Limited)

(a)	TenetCare Tennessee, Inc.

Tenet Healthcare Foundation

Tenet HealthSystem Holdings, Inc.

(a)	Tenet HealthSystem Medical, Inc.

(b)	American Medical (Central), Inc.

(c)	Amisub (Twelve Oaks), Inc.

(c)	Amisub (Heights), Inc.

(c)	Lifemark Hospitals, Inc.

(d)	Amisub of Texas, Inc.

(d)	Houston Network, Inc.

(d)	Houston Specialty Hospital, Inc.

(d)	Lifemark Hospitals of Florida, Inc.

(d)	Lifemark Hospitals of Louisiana, Inc.

(d)	Tenet Investments-Kenner, Inc.

(d)	TH Healthcare, Ltd. - ownership – GP: Lifemark Hospitals (1%);

LP: Amisub of Texas, Inc. (70.1%); LP: Amisub (Heights), Inc.

(10.3%); LP: Amisub (Twelve Oaks), Inc. (18.6%)

(e)	NMC Lessor, L.P. (99% LP-TH Healthcare, Ltd.; 1% GP-Tenet HealthSystem Nacogdoches ASC LP, Inc.)

(e)	NMC Investors, Ltd. (49% LP-TH Healthcare, Ltd.; 51% non-Tenet)

(c)	Tenet Employment, Inc.

(b)	American Medical Home Care, Inc.

(b)	AMI Ambulatory Centres, Inc.

(b)	AMI Diagnostic Services, Inc.

(c)	UCSD, Medical Center-AMI Magnetic Resonance Diagnostic Center, LP (50% GP)

(b)	AMI Information Systems Group, Inc.

(c)	American Medical International N.V.

(b)	AMI/HTI Tarzana Encino Joint Venture - ownership - Tenet HealthSystem Medical, Inc. (30%)

Amisub of California, Inc. (26%); New H Acute, Inc. (12%)

AMI Information Systems Group, Inc. (7%)

(b)	Tenet Home Care Tampa/St. Pete, Inc.

(b)	Amisub (Hilton Head), Inc.

(c)	Hilton Head Health System, L.P. - ownership - Amisub (Hilton Head), Inc. (79%)

Tenet Physician Services - Hilton Head, Inc. (21%)

(b)	Amisub (Irvine Medical Center), Inc.

(b)	Amisub (North Ridge Hospital), Inc.

(c)	NRMC Physician Services, L.L.C.

(b)	Amisub (Saint Joseph Hospital), Inc.

(c)	Creighton Saint Joseph Regional HealthCare System, L.L.C. - ownership - Amisub (Saint Joseph Hospital), Inc. (74.06%)

Creighton Healthcare, Inc. (25.94%)

(b)	Amisub (SFH), Inc.

(c)	Saint Francis Surgery Center, L.L.C.

(c)	TenetCare Memphis, L.L.C.

(c)	Tenet HealthSystem SF-SNF, Inc.

(b)	Amisub of California, Inc.

(b)	Amisub of North Carolina, Inc.

(c)	American Homepatient of Sanford, LLC (50% member interest)

(c)	Central Carolina Ambulatory Surgery Center, LLC

(c)	CENCARE, Inc. - ownership - Physicians (50%); Amisub of North Carolina, Inc. (50%)

(b)	Amisub of South Carolina, Inc.

(c)	Piedmont Medical Equipment, G.P. - ownership - Amisub of South Carolina, Inc. (50%)

America Home Patient, Inc. (50%)

(c)	Rock Hill Surgery Center, L.P. - ownership - Amisub of South Carolina, Inc. (72%)

Surgical Center of Rock Hill (28%)

(c)	Tenet Rehab Piedmont, Inc.

(d)	Piedmont Healthsouth Rehabilitation, LLC (2.5% member interest)

(c)	Piedmont/Carolina’s Radiation Therapy, LLC (50% member interest)

(b)	Brookwood Center Development Corporation

(c)	BWP Associates, Ltd. - ownership- Brookwood Center Development Corporation (80%)

Brookwood Development, Inc. (20%)

(c)	Hoover Doctors Group, Inc.

(c)	Medplex Land Associates - ownership - Brookwood Center Development Corporation (49%)

Hoover Doctors’ Group II (51%)

(c)	Medplex Outpatient Medical Centers, Inc.

(c)	Medplex Outpatient Surgery Center, Ltd. - ownership - Others (15%)

Brookwood Center Development Corporation (8% GP, 73.765% LP); Hoover Doctors Group, Inc. (1% LP); Medplex Outpatient Medical Centers, Inc. (1% LP)

(b)	Brookwood Development, Inc.

(b)	Brookwood Health Services, Inc.

(b)	Brookwood Parking Associates, Ltd. - ownership - (99%)

(b)	Coastal Carolina Medical Center, Inc.

(b)	Columbia Land Development, Inc.

(b)	Cumming Medical Ventures, Inc.

(b)	East Cooper Community Hospital, Inc.

(b)	Eastern Professional Properties, Inc.

(b)	Frye Regional Medical Center, Inc.

(c)	Catawba Valley Heart Management Services, LLC (50% member interest)

(c)	Catawba Valley Radiation Oncology Management, LLC (50% member interest)

(c)	Catawba Valley Imaging Services, LLC (50% member interest)

(c)	FryeCare Outpatient Imaging, L.L.C.

(c)	Guardian Health Services, L.L.C.

(c)	Shared Medical Ventures, L.L.C. - ownership - (33 1/3%)

(d)	Mobile Imaging Services, L.L.C.

(c)	Tate Surgery Center, LLC

(c)	Unifour Neurosurgery, L.L.C.

(c)	Viewmont Surgery Center, L.L.C.

(b)	Hot Springs NPMC, Inc.

(c)	Hot Springs Outpatient Surgery, G.P. - ownership - Hot Springs NPMC, Inc. (50%)

Hot Springs Outpatient Surgery (50%)

(b)	Kenner Regional Medical Center, Inc.

(b)	Medical Center of Garden Grove, Inc.

(c)	Orange County Kidney Stone Center, L.P. - ownership -

Medical Center of Garden Grove, Inc. (42.5805%)

OCKSC Assoc., Inc. & 11 others (57.4195%)

(c)	Orange County Kidney Stone Center Assoc., G. P. - ownership - Physicians (67.9%)

Medical Center of Garden Grove, Inc. (32.1%)

(b)	New H Acute, Inc.

(b)	North Fulton Imaging Ventures, Inc.

(b)	North Fulton Medical Center, Inc.

(c)	Coalition for Hospital Choice, Inc.

(c)	Northwoods Surgery Center, LLC

(c)	NorthPoint Health System, Inc.

(c)	Northwoods Member, Inc.

(c)	Roswell Georgia Surgery Center, L.L.C.

(b)	North Fulton MOB Ventures, Inc.

(c)	North Fulton Professional Building I, L.P. - ownership - (16.407% LP)

(b)	Palm Beach Gardens Community Hospital, Inc.

(c)	Diagnostic Associates of Palm Beach Gardens, Ltd. - ownership – (80% GP)

(c)	Gardens Surgery Center of Palm Beach County, Ltd.-ownership-0.5% GP; 49.5% LP

(b)	Piedmont Urgent Care and Industrial Health Centers, Inc.

(c)	Catawba-Piedmont Cardiothoracic Surgery, L.L.C.

(c)	Imaging Center at Baxter Village, L.L.C.

(c)	Piedmont Behavioral Medicine Associates, L.L.C.

(c)	Piedmont East Urgent Care Center, L.L.C.

(c)	Piedmont Family Practice at Rock Hill, L.L.C.

(c)	Piedmont Family Practice at Tega Cay, L.L.C.

(c)	Piedmont Internal Medicine at Baxter Village, L.L.C.

(c)	Piedmont Internal Medicine and Family Practice at York, L.L.C.

(c)	Piedmont Pulmonology, L.L.C.

(c)	Piedmont Surgical Specialists, L.L.C.

(c)	Piedmont Urgent Care Center at Baxter Village, LLC

(c)	Piedmont West Urgent Care Center LLC

(c)	Walker Medical Center, LLC

(b)	Professional Healthcare Systems Licensing Corporation

(b)	Quality Medical Management, Inc.

(c)	Sterling Healthcare Management, LLC

(b)	Roswell Medical Ventures, Inc.

(c)	North Fulton Parking Deck, L.P. (79.672% GP, 10.164% LP)

(b)	Russellville St. Mary’s, Inc.

(b)	San Dimas Community Hospital

(c)	San Dimas Surgery Center, L.L.C.

(b)	Searcy Central, Inc.

(b)	Sierra Vista Hospital, Inc.

(b)	South Carolina Health Services, Inc.

(c)	Bluffton Okatie Primary Care, L.L.C.

(c)	Burnt Church Primary and Urgent Care, L.L.C.

(c)	Cardiovascular & Thoracic Surgery, L.L.C.

(c)	Okatie Surgical Partners, L.L.C.

(c)	Hilton Head Occupational Medicine, L.L.C.

(c)	Hilton Head Regional Anesthesia Partners, L.L.C.

(c)	Hilton Head Regional Endocrinology Associates, L.L.C.

(c)	Hilton Head Regional OB/GYN Partners, L.L.C.

(c)	Mid-Island Primary and Urgent Care, L.L.C.

(c)	Orthopedic Associates of the Lowcountry, L.L.C.

(b)	Tenet Choices, Inc.

(b)	Tenet DISC Imaging, Inc.

(b)	Tenet EKG, Inc.

(b)	Tenet Finance Corp.

(b)	Tenet Good Samaritan, Inc.

(b)	Tenet Gulf Coast Imaging, Inc.

(b)	Tenet Health Network, Inc.

(b)	Tenet HealthSystem Bartlett, Inc.

(b)	Tenet HealthSystem GB, Inc.

(c)	AMC Community Physician Practices, L.L.C.

(c)	Sheffield Educational Fund, Inc.

(b)	Tenet HealthSystem Nacogdoches ASC GP, Inc.

(c)	NMC Lessor, L.P. – ownership – GP: Tenet HealthSystem Nacogdoches ASC GP, Inc. (1%);

LP: TH Healthcare, Ltd. (99%)

(c)	NMC Surgery Center, L.P.

(b)	Tenet HealthSystem Nacogdoches ASC LP, Inc.

(b)	Tenet HealthSystem North Shore, Inc.

(c)	North Shore Physician Hospital Organization (50%)

(c)	North Shore Physician Practice, L.L.C.

(b)	Tenet HealthSystem Philadelphia, Inc.

(c)	Delaware Valley Physician Alliance, Inc. (50%)

(c)	Philadelphia Charitable Holdings Corporation

(c)	Philadelphia Health & Education Corporation

(c)	Tenet HealthSystem Bucks County, LLC

(c)	Tenet HealthSystem City Avenue, LLC

(c)	Tenet HealthSystem Elkins Park, LLC

(c)	Tenet HealthSystem Graduate, LLC

(c)	Tenet HealthSystem Hahnemann, LLC

(c)	Tenet HealthSystem Parkview, LLC

(c)	Tenet HealthSystem Roxborough, LLC

(c)	Tenet HealthSystem Roxborough MOB, LLC

(c)	Tenet HealthSystem St. Christopher’s Hospital for Children, L.L.C.

(d)	SCHC Pediatric Associates, LLC

(d)	StChris Care at Northeast Pediatrics, L.L.C.

(c)	Tenet Home Services, L.L.C.

(c)	Tenet Medical Equipment Services, LLC

(c)	TPS of PA, L.L.C.

(d)	TPS II of PA, L.L.C.

(d)	TPS III of PA, L.L.C.

(d)	TPS IV of PA, L.L.C.

(d)	TPS V of PA, L.L.C.

(d)	TPS VI of PA, L.L.C.

(c)	MidAtlantic MedEvac, L.L.C.

(b)	Tenet HealthSystem SGH, Inc.

(b)	Tenet HealthSystem SL, Inc.

(c)	ER Physicians Group at SLUH, LLC

(b)	Tenet HealthSystem SL-HLC, Inc.

(c)	Concentra St. Louis, L.L.C. - ownership - Tenet HealthSystem SL-HLC, Inc. (49%)

Concentra Health Services, Inc. (51%)

(b)	Tenet HealthSystem Spalding, Inc.

(c)	Spalding GI, L.L.C.

(c)	Spalding Health System, L.L.C. - ownership - (49.836%)

(c)	Spalding Medical Ventures, L.P.

(c)	Tenet EMS/Spalding 911, LLC - ownership -(64.1%)

(b)	Tenet Healthcare-Florida, Inc.

(b)	Tenet Carolina Internal Medicine, Inc.

(b)	Tenet Investments, Inc.

(b)	Tenet Physician Services - Hilton Head, Inc.

(b)	Tenet St. Mary’s, Inc.

(c)	The Heart and Vascular Clinic, L.L.C.

(b)	Tenet South Fulton, Inc.

(c)	Tenet South Fulton Health Care Centers, Inc.

(d)	South Fulton Medical Center Practice Plan, L.L.C.

(b)	Tenet West Palm Outreach Services, Inc.

(b)	Tenet West Palm Real Estate, Inc.

(c)	G.S. North, Ltd – ownership – (1% GP) and (93.03% LP)

(b)	T.I. EMA, Inc.

(c)	T.I. EMA, LLC

Tenet HealthSystem Hospitals, Inc.

(a)	Alvarado Hospital Medical Center, Inc.

(a)	Redding Medical Center, Inc.

(a)	Tenet D.C., Inc.

Tenet HealthSystem HealthCorp

(a)	OrNda Hospital Corporation

(b)	AHM Acquisition Co., Inc.

(c)	OrNda Investments, Inc.

(d)	AHM CGH, Inc.

(d)	AHM GEMCH, Inc.

(d)	AHM SMC, Inc.

(d)	CHHP, Inc.

(d)	Monterey Park Hospital

(d)	NLVH, Inc.

(b)	Biltmore Surgery Center, Inc.

(b)	Commonwealth Continental Health Care, Inc.

(b)	Coral Gables Hospital, Inc.

(c)	CGH Hospital, Ltd. - ownership – GP: Coral Gables Hospital, Inc. (99.913%)

LP: FMC Medical, Inc. (0.087%)

(d)	Coral Gables Physician Services, L.L.C.

(b)	CVHS Hospital Corporation

(b)	Cypress Fairbanks Medical Center, Inc.

(c)	New Medical Horizons II, Ltd. - ownership – GP: Cypress Fairbanks Medical Center, Inc. (5%)

LP: Tenet HealthSystem CFMC, Inc. (95%)

(b)	FMC Acquisition, Inc.

(c)	FMC Hospital, Ltd. - ownership – GP: FMC Acquisition, Inc. (36.182%)

LP: MCF, Inc. (63.818%)

(b)	FMC Medical, Inc.

(b)	Fountain Valley Imaging Corporation

(b)	Fountain Valley Regional Hospital and Medical Center, Inc.

(b)	GCPG, Inc.

(c)	Garland Community Hospital, Ltd. - ownership – GP: GCPG, Inc. (1%)

LP: Republic Health Corporation of Mesquite (99%)

(c)	Garland MOB Properties, LLC

(b)	Gulf Coast Community Hospital, Inc.

(c)	Gulf Coast Community Health Care Systems, Inc.

(c)	Gulf Coast Outpatient Surgery Center, LLC - ownership-Gulf Coast Community Hospital, Inc. (50%)

Physicians (50%)

(c)	Gulf Coast, PHO, LLC - ownership - Gulf Coast Community Hospital, Inc. (50%)

Medical Center and Coastal IPA, LLC (50%)

(c)	Tenet Physician Services of Mississippi, L.L.C.

(b)	Harbor View Health Systems, Inc.

(c)	Harbor View Health Partners, L.P. - ownership – GP: Harbor View Health Systems, Inc. (50%)

LP: Republic Health Corporation of San Bernardino (50%)

(b)	Health Resources Corporation of America - California

(b)	Houston Northwest Medical Center, Inc.

(c)	Community Health Providers

(c)	HNMC, Inc.

(d)	Houston Northwest Radiotherapy Center, L.L.C. - ownership -

HNMC, Inc., managing member (6.79%); Physicians, member (93.21%)

(d)	Houston Rehabilitation Associates - ownership – GP: HNMC, Inc. (20%)

LP: Physicians (80%)

(d)	HNW GP, Inc.

(e)	Houston Northwest Partners, Ltd - ownership – GP: HNW GP, Inc. (1%)

LP: HNW LP, Inc. (99%)

(f)	Houston Northwest Operating Company, L.L.C. – ownership –

Houston Northwest Partners, Ltd. (91.25%)

Non-Tenet (8.75%)

(d)	HNW LP, Inc.

(c)	Northwest Community Health Network

(c)	Northwest Houston Providers Alliance, Inc.

(b)	MCF, Inc.

(c)	Bone Marrow/Stem Cell Transplant Institute of Florida, Inc.

(d)	Bone Marrow/Stem Cell Transplant Institute of Florida, Ltd. - ownership -

GP: Bone Marrow/Stem Cell Transplant Institute of Florida, Inc. (51%)

LP: Stem Cell, Inc. (49%)

(b)	Midway Hospital Medical Center, Inc.

(b)	Republic Health Corporation of Indianapolis

(c)	Winona Memorial Hospital Limited Partnership – ownership – Republic Health Corporation of Indianapolis (99.9%); Tenet Healthsystem HealthCorp (0.01%)

(b)	Republic Health Corporation of Mesquite

(b)	Republic Health Corporation of Rockwall County

(c)	Lake Pointe GP, Inc.

(d)	Lake Pointe Partners, Ltd. – ownership – GP: Lake Pointe GP, Inc. (1%);

LP: Lake Pointe Investments, Inc. (99%)

(e)	Lake Pointe Operating Company, L.L.C. – ownership

Lake Pointe Partners, Ltd. (94.64%)

Non-Tenet (5.36%)

(c)	Lake Pointe ASC GP, Inc.

(c)	Lake Pointe Investments, Inc.

(d)	Lake Pointe Rockwall ASC, LP – ownership – GP: Lake Pointe Rockwall ASC GP, Inc. (1%);

LP: Lake Pointe Investments, Inc. (99%)

(b)	Republic Health Corporation of San Bernardino

(b)	GCH Interest, Ltd. – ownership – (formerly owned by: Republic Health Corporation of Texas (51%)) due to dissolution, transfer to FMC Acquisition, Inc.; Garland Community Hospital, Ltd. (49%)

(b)	Republic Health Partners, Inc.

(b)	RHC Parkway, Inc.

(c)	North Miami Medical Center, Ltd. - ownership - RHC Parkway, Inc. (85.91%)

Commonwealth Continental Health Care, Inc. (14.09%)

(b)	RHCMS, Inc.

(b)	S.C. Management, Inc.

(b)	Saint Vincent Healthcare System, Inc.

(c)	OHM Services, Inc.

(c)	Saint Vincent Hospital, Inc.

(d)	Saint Vincent Hospital, L.L.C.

(b)	Santa Ana Hospital Medical Center, Inc.

(b)	SHL/O Corp.

(b)	Tenet HealthSystem CFMC, Inc.

(b)	Tenet HealthSystem CM, Inc.

(b)	Tenet HealthSystem QA, Inc.

(c)	Commercial Healthcare of California, Inc.

(b)	UWMC Hospital Corporation

(b)	West Los Angeles Health Systems, Inc.

(c)	Brotman Partners, L.P. - ownership -GP: West Los Angeles Health Systems, Inc. (44.25%)

LP: OrNda Investments, Inc. (55.75%)

(b)	Whittier Hospital Medical Center, Inc.

(a)	Tenet HealthSystem MW, Inc.

(b)	MW Hospitals, LP, Inc.

(b)	Tenet MetroWest Healthcare System, Limited Partnership – ownership – GP: Tenet HealthSystem MW, Inc. (79.9%); LP: MW Hospitals LP, Inc. (20.01%)

Tenet HealthSystem International, Inc.

(a)	N.M.E. International (Cayman) Limited (Cayman Islands, B.W.I.)

(b)	HUG Services, Inc. (owned 21.85% by Tenet Healthcare Corporation; 3.23% by Tenet HealthSystem

Medical, Inc.; 67.42% by N.M.E. International (Cayman)

Limited; and 7.5% by non-Tenet shareholders)

(a)	The Healthcare Insurance Corporation

Tenet Hospitals, Inc.

(a)	Tenet Alabama, Inc.

(b)	Brookwood Primary Network Care, Inc.

(c)	Brookwood – Maternal Fetal Medicine, L.L.C.

(c)	Brookwood Primary Care Hoover, L.L.C.

(c)	Brookwood Primary Care Network – Homewood, L.L.C.

(c)	Brookwood Primary Care The Narrows, L.L.C.

(c)	Brookwood Primary Care – Trussville, L.L.C.

(c)	Brookwood Urgent Care, L.L.C.

(a)	Tenet California, Inc.

(b)	Airmed, II, Inc.

(b)	Century City Hospital, Inc.

(b)	Community Hospital of Los Gatos, Inc.

(c)	Los Gatos Multi-Specialty Group, Inc.

(b)	Doctors Hospital of Manteca, Inc.

(b)	Doctors Medical Center-San Pablo/Pinole, Inc.

(b)	Doctors Medical Center of Modesto, Inc.

(c)	Modesto On-Call Services, L.L.C.

(c)	Yosemite Medical Clinic, Inc.

(b)	Garfield Medical Center, Inc.

(b)	JFK Memorial Hospital, Inc.

(c)	SSC Holdings, L.L.C. - ownership

JFK Memorial Hospital, Inc. (80.4%); Non-Tenet (19.6%)

(d)	Sedona Surgery Center, L.L.C.

(b)	Lakewood Regional Medical Center, Inc.

(b)	Los Alamitos Medical Center, Inc.

(c)	Reagan Street Surgery Center, L.L.C. – ownership - Los Alamitos Medical Center, Inc (51%);

Non-Tenet (49%)

(b)	Manteca Medical Management, Inc.

(b)	National Med, Inc.

(b)	National Medical Ventures, Inc.

(c)	Litho I, Ltd.-ownership-National Medical Ventures, Inc. (63.25%); Physicians (36.75%)

(c)	McHenry Surgery Center Partners, LP-ownership-National Medical Ventures, Inc. (99%); Tenet California, Inc. (1%)

(b)	Placentia-Linda Hospital, Inc.

(b)	San Ramon Regional Medical Center, Inc.

(c)	San Ramon Surgery Center, L.L.C.

(b)	San Ramon ASC, L.P.

(b)	Tenet California Nurse Resources, Inc.

(b)	Tenet California Medical Ventures I, Inc.

(b)	Tenet El Mirador Surgical Center, Inc.

(b)	Tenet HealthSystem Desert, Inc.

(b)	Tenet HealthSystem DFH, Inc.

(b)	Tenet HealthSystem Norris, Inc.

(b)	Twin Cities Community Hospital, Inc.

(b)	USC University Hospital, Inc.

(a)	Tenet Florida, Inc.

(b)	Delray Medical Center, Inc.

(b)	Hollywood Medical Center, Inc.

(b)	National Medical Services II, Inc.

(b)	NMV-II, Inc.

(c)	Delray Outpatient Surgery & Laser Center, Ltd.-ownership-(60%) NMV-II, Inc; Non-Tenet (40%)

(b)	Palmetto Physician Practices, Inc.

(c)	Tenet Florida Physician Services, L.L.C.

(b)	Tenet Hialeah HealthSystem, Inc.

(c)	Hialeah Real Properties, Inc.

(c)	Tenet Hialeah (ASC) HealthSystem, Inc.

(d)	Hialeah Ambulatory Care Center J.V.-Ownership (66.67%)

(d)	Hialeah Ambulatory Care Center, Inc. (66.67%)

(b)	Tenet Network Management, Inc.

(b)	West Boca Medical Center, Inc.

(a)	Tenet Georgia, Inc.

(b)	Gastric Health Institute, L.L.C.

(b)	Jackson Medical Center, L.L.C.

(b)	North Fulton Primary Care Associates, L.L.C.

(b)	Rock Bridge Surgical Institute, L.L.C.

(b)	Spalding Regional Physician Services, L.L.C.

(b)	Spalding Regional Urgent Care Center at Heron Bay, L.L.C.

(b)	SouthCare Physicians Group Obstetrics & Gynecology, L.L.C.

(b)	SouthCare Physicians Group Primary Care, L.L.C.

(b)	SouthCare Physicians Group Surgical Specialists, L.L.C.

(a)	Tenet Louisiana, Inc.

(b)	Diagnostic Imaging Services, Inc.

(b)	Doctors Hospital of Jefferson, LLC

(b)	Meadowcrest Hospital, LLC

(b)	Meadowcrest Multi-Specialty Clinic, L.L.C.

(b)	NorthShore Regional Medical Center, LLC

(b)	Physician Network Corporation of Louisiana, Inc.

(b)	St. Charles General Hospital, Inc.

(b)	St. Charles General Hospital, LLC

(b)	Tenet HealthSystem Surgical, LLC

(b)	Tenet HealthSystem Memorial Medical Center, Inc.

(c)	Tenet Mid City Medical, LLC

(b)	New Orleans Regional Physician Hospital Organization, Inc. (50% member interest)

(a)	Tenet Massachusetts, Inc.

(a)	Tenet Missouri, Inc.

(b)	MHJ, Inc.

(c)	Premier Emergency Physicians, L.L.C.

(b)	Premier Medical Specialists, L.L.C.

(b)	Tenet HealthSystem DI, Inc.

(c)	Alliance for Community Health, LLC (68% member interest)

(c)	Mid County MRI, LLC (50% member interest)

(c)	St. Louis I Investors, Ltd. (49% LP interest)

(c)	U.S. Center for Sports Medicine, L.L.C.

(a)	Tenet North Carolina, Inc.

(b)	FryeCare Pulmonary & Intensive Care Associates, L.L.C.

(b)	Healthpoint of North Carolina, L.L.C.

(b)	Southern States Physician Operations, Inc.

(b)	Tenet Claremont Family Medicine, L.L.C.

(b)	Tenet Unifour Urgent Care Center, L.L.C.

(a)	Tenet Physicians, Inc.

(a)	Tenet South Carolina, Inc.

(b)	Southern Orthopedics and Sports Medicine, L.L.C.

(b)	Tenet Fort Mill, Inc.

(a)	Tenet Tennessee, Inc.

(b)	National Medical Hospital of Wilson County, Inc.

(c)	Lebanon Diagnostic Imaging Center, LLC

(c)	Tenet Lebanon Surgery Center, LLC

(c)	Wilson County Management Services, Inc.

(a)	Tenet Texas, Inc.

(b)	Eastside ASC GP, Inc.

(c)	Eastside Surgery, L.P.

(b)	EPHC, Inc.

(b)	Greater Dallas Healthcare Enterprises

(b)	Greater Northwest Houston Enterprises (formerly: Greater El Paso Healthcare Enterprises)

(b)	Houston Sunrise Investors, Inc.

(b)	Practice Partners Management, L.P.: Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

(b)	Sierra Providence Healthcare Enterprises, Inc.

(b)	Sierra Providence Health Network, Inc.

(b)	Tenet El Paso, Ltd. - ownership - GP: Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

(b)	Tenet HealthSystem Hospitals Dallas, Inc.

(b)	Tenet Hospitals Limited - ownership - GP: Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

(b)	Tenet Relocation Services, Inc.

(b)	Tenetsub Texas, Inc.

(c)	Tenet Frisco, Ltd. - ownership - GP: Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

Tenet UK Properties Limited

T.I. Edu, Inc.

(a)	DigitalMed, Inc.

T.I. GPO, Inc.

Wilshire Rental Corp.

(a)	Hitchcock State Street Real Estate, Inc.